AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO.1 TO STOCK PURCHASE AGREEMENT (the “Amendment”) is entered into as of September 13, 2022, by and among Beyond Commerce, Inc. a Nevada corporation (the “Buyer”), Electric Built, Inc., a California corporation (the “Company”), and Remo Weber, the sole stockholder of the Company (the "Seller"). Each of the foregoing may be referred to hereinafter as a “Party” and, collectively, as the (“Parties”).

RECITALS:

WHEREAS, the Parties have entered into a Stock Purchase Agreement, dated as of June 27, 2022 (the “SPA”) pursuant to which the Buyer has agreed, among other things, to purchase all of the issued and outstanding Common Stock of the Company from the Seller and Seller has agreed, among other things, to sell the Common Stock to the Buyer, in each instance, upon the terms and conditions set forth in the SPA (collectively, the “Transactions”);

WHEREAS, the SPA provides that the Closing of the Transactions is to occur on September 20, 2022 or such other date as the Buyer and Seller mutually agree upon in writing;and

WHEREAS, the Parties mutually desire and hereby agree to extend the date of Closing under the SPA on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Incorporation of Recitals; Definitions. The foregoing recitals are hereby incorporated into this Amendment and are made a part hereof. Capitalized terms used herein but not otherwise defined shall have the respective meanings attributed to them in the SPA, unless otherwise indicated herein.

2. Amendment to Extend Closing Date. In consideration of each Party’s agreement to proceed with the Transactions, the Parties hereby mutually agree to (and do hereby) amend Section 3.01 of the SPA to provide that the Closing shall be held on October 31, 2022 at 5:00 p.m. (Central Time) in lieu of September 20, 2022 at 3:00 p.m. (Eastern  Time).

3. No Other Modification; No Waiver of Rights Pursuant to the SPA. Except as specifically modified as set forth in Section 2 above, all provisions of the SPA shall remain in full force and effect, un affected hereby. Nothing set forth herein shall or be deemed to have otherwise modified the SPA, and it is expressly understood that none of the Parties have waived or intend, by execution hereof or otherwise, to waive, any of their respective rights or remedies under the SPA.

4. Representations and Warranties. Each of the Parties (and each of its respective signatories) represents and warrants to the other Parties that each of the undersigned signatories has the authority to act on behalf of such Party, to execute this Amendment and to bind such Party hereby, and that each such Party has the authority to enter into and deliver this Amendment, upon the terms and conditions hereof. Each of the Parties acknowledges that it has relied upon any representations or statements made by any other Party with respect to this Amendment which are not specifically set forth herein.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule.

6. Amendment and Waiver. This Amendment may only be amended, modified or supplemented by a written agreement signed by each of the Parties. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay in exercising any right, power or privilege under this Amendment shall operate as a waiver of such right, power or privilege, and no single or partial excuse of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or any other right, power or privilege.

7. No Presumption Against Drafter. Each of the Parties has jointly participated in the negotiation and drafting of this Amendment. In the event of an ambiguity or a question of intent arises, this Amendment shall be construed as if drafted by all of the Parties and no presumptions or burdens of proof shall arise favoring any Party by virtue of authorship of any of the provisions of this Amendment.

8. Counterparts; Electronic Transmission. This Amendment may be executed in one or more counterparts, none of which need contain the signatures of each of the Parties and each of which shall be deemed an original. The Parties may deliver executed signature pages to this Amendment by e-mail transmission. No Party shall raise as a defense to the formation or enforceability of this Amendment as a contract, and each Party forever waives any such defense, either (i) the use of e-mail transmission to deliver a signature, or (ii) the fact that any signature was signed and subsequently transmitted via e-mail transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

BUYER: BEYOND COMMERCE, INC.
By: ____________________________________ Geordan Pursglove, Chief Executive Officer
COMPANY: ELECTRIC BUILT, INC.
By: _________________________________ Remo Weber, Chief Executive Officer

SOLE STOCKHOLDER:
_____________________________________ Remo Weber

[Signature Page to Amendment No. 1 to Electric Built SPA]